                                                                   Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Philip M. Pead, the Chairman, President and Chief Executive Officer of Per-Se Technologies, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004, filed with the Securities and Exchange Commission:
(i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                By: /s/ PHILIP M. PEAD
                                                    ---------------------------
                                                    Philip M. Pead
                                                    Chairman, President
                                                    and Chief Executive Officer


Date: November 5, 2004

A signed original of this written statement required by Section 906 has been provided to Per-Se Technologies, Inc. and will be retained by Per-Se Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.